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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated June 10, 1996, on our audit of the financial statements of West Texas Neonatal Associates, a Partnership. We also consent to the reference to our firm under the caption "Experts."

                                          LINDA G. MEDLOCK P.C.

El Paso, Texas

July 22, 1996